Exhibit 99.1

LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of June 20, 2005, by and between PHARSIGHT CORPORATION (the “Borrower”) and Silicon Valley Bank (“Bank”).

1. DESCRIPTION OF EXISTING OBLIGATIONS: Among other Obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restated Loan and Security Agreement, dated May 24, 2004 (as may be amended, restated, or otherwise modified from time to time, the “Loan Agreement”). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of Three Million Dollars ($3,000,000) and a Term Loan in the original principal amount of One Million Eight Hundred Twenty Two Thousand Nine Hundred Dollars ($1,822,900). The Loan Agreement has been modified pursuant to, among other documents, a Loan Modification Agreement dated February 10, 2005, pursuant to which, among other things, a Term Loan 2 was incorporated in the original principal amount of Three Hundred Thousand Dollars ($300,000). Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the “Obligations.”

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Obligations shall be referred to as the “Security Documents”. Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A. Modification(s) to Loan Agreement.

1.	Section 2.1.4 entitled “Equipment Advances” is hereby incorporated to read as follows:

(a)	Through June 30, 2006 (the “Equipment Availability End Date”), Bank will make advances (“Equipment Advance” and, collectively “Equipment Advances”) not exceeding the Committed Equipment Line. The Equipment Advances may only be used to finance or refinance Equipment purchased on or after 90 days before the date of each Equipment Advance. Equipment Advances may not exceed 100% of the equipment invoice excluding, software, sales tax, freight, installation and warranty expenses (“Soft Costs”). Soft Cost may constitute up to 25% of the Committed Equipment Line. Each Equipment Advance must be for a minimum of $50,000. The number of Equipment Advances is limited to 10.

(b)	Interest accrues from the date of each Equipment Advance at the specific rate in Section 2.4 (a). Each Equipment Advance shall immediately amortize and is payable in 36 equal monthly installments of principal plus accrued interest, beginning on the 1st of each month and continuing thereafter following the respective Equipment Advance and ending 36 months thereafter (each “Equipment Maturity Date”). Equipment Advances when repaid may not be reborrowed.

(c)

To obtain an Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 12:00 p.m. Pacific time 5 Business Days before the day on which the Equipment Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include copy of the invoice for the Equipment being financed.

2.	Effective as of the date hereof, Sub letter (a) of Section 2.4 entitled “Interest Rate, Payment” is hereby amended in part to read as follows:

(i)	Advance accrue interest on the outstanding principal balance at per annum rate of 0.5 of one percentage point above the Prime Rate; (ii) the Term Loan, Term Loan 2 and Equipment Advances accrue interest at a per annum rate of 1.25 percentage points above the Prime Rate.

3.	Sub letter (b) under Section 2.4 is hereby amended in part to provide that interest due on the Committed Revolving Line is payable on the 26th of each month.

4.	Sub section (ii) under Section 6.7 entitled “Financial Covenants” is hereby amended to read as follows:

(ii) Profitability/Loss (tested quarterly). Borrower will have a net profit of $1.00 each quarter and for the fiscal year ending March 31, 2006, provided, however, Borrower may suffer a net loss not to exceed $200,000 for quarter ending June 30, 2005.

5.	Sub letter (d) of the defined term “Eligible Accounts” under Section 13.1 entitled “Definition” is hereby amended to read as follows:

(d) Accounts for account debtor, including Affiliates, whose total obligations to Borrower exceed 25% of all Account, for the amounts that exceed that percentage, unless the Bank approves in writing, except for those account from Pfizer, Inc. and related entities (Agouron Pharmaceuticals, Parke Davis Pharmaceutical Research and Pfizer Ltd) which may be 35%.

6.	The following defined terms under Section 13.1 entitled “Definitions” are hereby amended to read as follows:

“Committed Equipment Line” is a Credit Extension of up to $600,000.

“Credit Extension” is each Advance, Term Loan, Term Loan 2 and Equipment Advance.

“Equipment Advance” is defined in Section 2.1.4.

“Equipment Availability End Date” is defined in Section 2.1.4.

“Equipment Maturity Date” is a date 36 months after each Equipment Advance, however, no later than June 1, 2009 as to the last Equipment Advance.

“Revolving Maturity Date” is May 26, 2006.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against paying any of the Obligations.

6. PAYMENT OF LOAN FEE. Borrower shall pay Bank a fee in the amount of (i) Ten Thousand Five Hundred Dollars ($10,500) (the “Revolving Loan Fee”) and (ii) Three Thousand Dollars ($3,000) (the “Equipment Loan Fee”) (the Revolving Loan Fee and the Equipment Loan Fee are hereby collectively referred to as the “Loan Fee”) plus all out-of-pocket expenses.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Loan Fee.

This Loan Modification Agreement is executed as of the date first written above.

BORROWER:		BANK:

PHARSIGHT CORPORATION		SILICON VALLEY BANK

By:	/s/ CYNTHIA STEPHENS	By:	/s/ LIAM FAIRBAIRN
Name:	Cynthia Stephens	Name:	Liam Fairbairn
Title:	Senior Vice President & Chief Financial Officer	Title:	Relationship Manager

SILICON VALLEY BANK

PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:	PHARSIGHT CORPORATION

LOAN OFFICER:	Liam Fairbaim

DATE:	June 20,2005

	Revolving Loan Fee	$10,500.00
	Equipment Loan Fee	$3,000.00
	Documentation Fee	$500.00
	TOTAL FEE DUE	$14,000.00

Please indicate the method of payment:

☐	A check for the total amount is attached.

☐	Debit DDA# for the total amount.

☐	Loan proceeds

/s/ CYNTHIA STEPHENS	June 29, 2005
Borrower	(Date)

/s/ LIAM FAIRBAIRN	June 30, 2005
Silicon Valley Bank	(Date)
Account Officer’s Signature

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower:	Pharsight Corporation	Bank:	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054

Commitment Amount:	$3,000,000

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of	$
2.	Additions (please explain on reverse)	$
3.	TOTAL ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Balance of 50% over 90 day accounts	$
6.	Credit balances over 90 days	$
7.	Concentration Limits*	$
8.	Foreign Accounts	$
9.	Governmental Accounts	$
10.	Contra Accounts	$
11.	Promotion or Demo Accounts	$
12.	Intercompany/Employee Accounts	$
13.	Other (please explain on reverse)	$
14.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
15.	Eligible Accounts (#3 minus #14)	$
16.	LOAN VALUE OF ACCOUNTS (80% of #15)	$
	*Except for those accounts from Pfiser, Inc. and related entities (Agouron Pharmaceuticals, Parke Davis Pharmaceutical Research & Pfizer Ltd) which may be at 35%	$
BALANCES
17.	Maximum Loan Amount	$
18.	Total Funds Available [Lesser of #17 or #16]	$
19.	Present balance owing on Line of Credit	$
20.	Outstanding under Sublimits (none)	$
21.	RESERVE POSITION (#18 minus #19 and #20)	$

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Amended and Restated Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:		BANK USE ONLY
Rec’d By:
Auth. Signer
Pharsight Corporation	Date:	_______________________

By:	Verified:
Authorized Signer		Auth. Signer
	Date:	_______________________